UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 20, 2007

                      SENTOSA FINANCIAL INVESTMENTS, LTD.
         (Name of Small Business Issuer as specified in its charter)

                                    0-52312
                            (Commission File Number)

           Delaware                                          None
(State or other jurisdiction of                        (I.R.S. Employer
         incorporation)                               Identification No.)

                            3030 LBJ, TriWest Bldg.
                                   Suite 700
                               Dallas, TX 75234
            (Address of principal executive offices and zip code)

         Company's telephone number, including area code: 214-722-7502

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On  June  27,  2007  (the  "Closing Date"), pursuant to the terms  of  a  Share
Purchase Agreement dated June 20, 2007 (the "Agreement"), Ruby Knighton purchased 1,390,000 shares of Sentosa Financial Investments, Ltd., a Delaware corporation (the "Company" or "Registrant"), common stock from William Tay in a private transaction.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of the Agreement, Ruby Knighton purchased 1,390,000 shares of the Company's common stock from William Tay. The total of 1,390,000 shares represents 100% of the Company's issued and outstanding common stock. As a result of this transaction, Ruby Knighton is now the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended. As part of the acquisition and pursuant to the Agreement, the following changes to the Company's directors and officers have occurred:

* William Tay resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective June 27, 2007.

* Ruby Knighton was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective as of June 27, 2007.

* William Tay resigned as a member of the Board of Directors of the Company effective on June 27, 2007, or as soon as Ruby Knighton takes office.

* Ruby Knighton was appointed as the Company's sole Director effective on June 27, 2007.

In connection with this change in control, effective June 27, 2007, the Company's new address will be at 3030 LBJ, TriWest Bldg., Suite 700, Dallas, TX 75234.

ITEM  5.02   DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL   OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay resigned as the Company's Director effective June 27, 2007. Mr. Tay's resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

William Tay resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective June 27, 2007.

Ruby Knighton was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective on June 27, 2007

Ruby Knighton was appointed as the Company's sole Director effective on June 27, 2007.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    None.

(b) Pro Forma Financial Information.

    None.

(c) Exhibits.

             10.1 Share Purchase Agreement dated as of June 20, 2007 between William Tay and Ruby Knighton.

             99.1   Resignation letter from William Tay



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                 SENTOSA FINANCIAL INVESTMENTS, LTD.


                                 By: /s/ Ruby Knighton
                                 --------------------------------------------
                                 Name:  Ruby Knighton
                                 Title: President and Chief Executive Officer

Date: June 28, 2007